Exhibit 10.1

EXECUTION VERSION WEIL:\100012870\2\57387.0027 #99189043v3 AMENDMENT NO. 1 TO CREDIT AGREEMENT This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of October 8, 2024 (this “Amendment”), is entered into among THE KROGER CO., an Ohio Corporation (the “Borrower”), the Lenders signatory hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION and CITIBANK, N.A., as co-administrative agents (in such capacity, the “Co-Administrative Agents”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the paying agent (in such capacity, the “Paying Agent”). WHEREAS, the Borrower, the Lenders and Issuing Banks from time to time party thereto, the Co-Administrative Agents and the Paying Agent have entered into that certain Credit Agreement, dated as of September 13, 2024 (as amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). WHEREAS, pursuant to Section 8.01 of the Credit Agreement, the Borrower, the Lenders and Issuing Banks party hereto (constituting all of the Lenders and Issuing Banks under the Credit Agreement on the Amendment Effective Date (immediately prior to giving effect to this Amendment)) and the Paying Agent have agreed to amend the Credit Agreement as provided for herein. NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows: 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. 2. Amendment. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Acorn Outside Date”. (b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Acorn Closing Date Additional Commitment Termination Date” to read as follows: ““Acorn Closing Date Additional Commitment Termination Date” means the earlier to occur of (i) the date on which the Acorn Acquisition Agreement is terminated in accordance with its terms without the closing of the Acorn Transactions and (ii) December 31, 2024.” (c) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Certain Funds Termination Date” to read as follows: ““Certain Funds Termination Date” means the earliest of (a) December 31, 2024, (b) the date that the Acorn Acquisition Agreement is terminated or expires in accordance with the terms thereof and (c) the Acorn Closing Date (after giving effect to the funding of any Certain Funds Advance on such date).” 3. Effectiveness. This Amendment will become effective upon the date (the “Amendment Effective Date”) on which the Paying Agent shall have received from the Borrower and each Lender and Issuing Bank under the Credit Agreement on the Amendment Effective Date (immediately prior to giving effect to this Amendment) an executed counterpart of this Amendment (or photocopies thereof

2 WEIL:\100012870\2\57387.0027 #99189043v3 sent by fax, .pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original). 4. Representations and Warranties. The Borrower represents and warrants, as of the date hereof, that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by the Borrower in Section 4.01 of the Credit Agreement is true in all material respects on and as of the date hereof as if made on and as of the date hereof, except (i) to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date or (ii) to the extent that such representations and warranties are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true in all respects, and (b) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default. 5. Effect of the Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks or the Paying Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, amended and restated, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment. 6. Miscellaneous. The provisions of Sections 8.03 (Expenses; Indemnity; Damage Waiver), 8.07 (Confidentiality), 8.08 (Governing Law), 8.09 (Execution in Counterparts; Integration), 8.10 (Jurisdiction; Consent to Service of Process), 8.16 (Electronic Execution of Assignments and Certain Other Documents) and 8.17 (Waiver of Jury Trial) of the Credit Agreement shall apply with like effect to this Amendment, mutatis mutandis. This Amendment shall be a “Loan Document” for all purposes under the Credit Agreement. [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[Signature Page to Amendment No. 1 to Credit Agreement] CITIBANK, N.A., as Co-Administrative Agent By: Name: -;?t/ � Michael Vondriska Title: Vice President

CITIBANK, N .A., as a Lender and an Issuing Bank Name: By:� Michael � Vondriska Title: Vice President [Signature Page to Amendment No. 1 to Credit Agreement]

[Signature Page to Amendment No. 1 to Credit Agreement] MIZUHO BANK, LTD. as a Lender and Issuing Bank By: Name: Tracy Rahn Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement] U.S. Bank National Association, as a Lender as a Lender and Issuing Bank By: Name: Joyce P. Dorsett Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement] Goldman Sachs Bank USA, as a Lender By: Name: Priyankush Goswami Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement] ROYAL BANK OF CANADA as a Lender By: Name: Julia Ivanova Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement] SUMITOMO MITSUI BANKING CORPORATION as a Lender By: Name: Rosa Pritsch Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement] THE BANK OF NEW YORK MELLON as a Lender By: Name: Thomas J. Tarasovich, Jr. Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement] The Bank of Nova Scotia as a Lender By: Name: Todd Kennedy Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement] BMO Bank N.A. as a Lender By: Name: Andrew Degrassi Title: Director

Signature Page to Amendment No. 1 to Credit Agreement BNP Paribas as a Lender, By: Name: David Foster Title: Director By: Name: Claudia Zarate Title: Managing Director

REGIONS BANK :; Name: Sankar R. Nair Title: Vice President [Signature Page to Amendment No. Ito Credit Agreement]

[Signature Page to Amendment No. 1 to Credit Agreement] FARM CREDIT BANK OF TEXAS as a Lender By: Name: Jerardo Jasso Title: Portfolio Manager